SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                    ----------------------------------------
                                       AND
                                       ---
                FIRST AMENDMENT TO CHANGE IN CONTROL SEVERANCE PAY AGREEMENT
                ------------------------------------------------------------

      This Second  Amendment  to  Employment  Agreement  and First  Amendment to
Change in Control  Severance Pay  Agreement  (this  "Amendment"),  is dated this
 ...........day of ...........,  2000, between  Intelligroup,  Inc., a New Jersey corporation (the "Company") and Matthew Shocklee (the "Executive").

                                   STATEMENTS
                                   ----------

      A. The Company and Executive are parties to that certain Employment Agreement dated as of November 18, 1998 (the "Employment Agreement"), which was amended pursuant to that certain First Amendment to Employment Agreement dated as of September 1, 1999 (which collectively with the Employment Agreement, shall be referred to herein as the "Employment Agreement.")

      B. The Company and Executive are parties to that certain Change in Control Severance Pay Agreement dated as of June 22, 1999 ( the "Change in Control Severance Agreement").

      B. The Company and the Executive desire to amend the Employment Agreement and the Change in Control Severance Agreement to reflect mutually agreed upon revised terms of employment of the Executive in accordance with the provisions of this Amendment.

      C. The Executive desires and is willing to accept continued employment with the Company in accordance with the terms and conditions of the Amendment.

      NOW, THEREFORE, the parties agree as follows:

ARTICLE 1.  AMENDMENT TO EMPLOYMENT AGREEMENT
---------------------------------------------

      1.1 Change in Control. In the event of a "Change in Control" as defined in
          -----------------
Section 2 of the Change in Control Severance Agreement, whether or not the Executive is terminated as set forth in Section 3 of the Change in Control Severance Agreement, eighty percent of any outstanding but unvested stock options granted to the Executive shall thereupon vest immediately and be exercisable by the Executive. However, to the extent that during the first 90 days after the Change in Control, the Executive should exercise any of these options to purchase shares of the Common Stock of the Company and sell any of those shares, the Company shall be entitled to obtain and hold in escrow any net proceeds resulting from the sale of the underlying securities of such options exercised, for a period equal to the lesser of (i) 90 calendar days from the Change in Control, or (ii) until the date of termination of Executive's employment. In the event that Executive's employment is unilaterally terminated by the Executive within 90 days of the Change in Control, the Company may recover a pro-rata portion of the such proceeds (calculated by the ratio of (a) days elapsed from the Change in Control until the date of termination, to (b)
90) days directly from the escrow and prior to distribution to the Executive of the balance of the escrow. For purposes of this paragraph, net proceeds resulting from the sale of the underlying securities shall be the difference between the exercise price of each stock option and the price at which the Executive sold his shares of common stock, if greater, less any tax liability the Executive has incurred as a result of such sale.


ARTICLE 2.  REFERENCE TO AND EFFECT ON THE EMPLOYMENT AGREEMENT
---------------------------------------------------------------

      2.1. On and after the date set forth above, each reference to "this Agreement", "the Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Employment Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Employment Agreement, a reference to the Employment Agreement in any of such instrument or document deemed to be a reference to the Employment Agreement as amended hereby.

      2.2. Except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect.

ARTICLE 3.  AMENDMENT TO CHANGE IN CONTROL SEVERANCE AGREEMENT
--------------------------------------------------------------

      The provisions in  Section 3. Severance Pay  Upon  Termination by  Company
                         -------------------------------------------------------
Without Cause or By  Employee  for Cause.  in the  Change in  Control  Severance
----------------------------------------
Agreement  which  reads as follows:

           In addition, upon such termination: i) the next portion under the stock option vesting schedule of any outstanding stock options granted to the Employee that would not otherwise have been vested until some time after such termination occurred shall thereupon vest immediately and be exercisable by the Employee and ii) fifty percent of the remainder of any other outstanding but unvested stock options, shall thereupon vest immediately and be exercisable by the Employee.

Shall be amended as follows:

           In addition, upon such termination, eighty percent of any outstanding but unvested stock options granted to the Employee shall thereupon vest immediately and be exercisable by the Employee.

ARTICLE 4.  REFERENCE TO AND EFFECT ON THE CHANGE IN CONTROL SEVERANCE AGREEMENT
--------------------------------------------------------------------------------

       4.1. On and after the date set forth above, each reference to "this Agreement", "the Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Change in Control Severance Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Change in Control Severance Agreement, a reference to the Change in Control Severance Agreement in any of such instrument or document deemed to be a reference to the Change in Control Severance Agreement as amended hereby.

       4.2. Except as expressly amended by this Amendment, the Change in Control Severance Agreement shall remain in full force and effect.

ARTICLE 5.  GOVERNING LAW
-------------------------

      This Amendment is governed by and is to be construed and enforced in accordance with the laws of New Jersey as though made and to be fully performed in New Jersey (without regard to the conflicts of law rules of New Jersey).

ARTICLE 6.  COUNTERPARTS
------------------------

      This Amendment may be executed one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

      IN WITNESS WHEREOF, the parties have signed this Agreement.

                                          INTELLIGROUP, INC.



Dated:      7/25/00                       By:  /s/ Arjun Valluri
       ------------------                      -----------------
                                               Arjun Valluri
                                               Chairman and Co-Chief Executive
                                               Officer

Dated:      6/1/00                        By:  /s/ Matthew Shocklee
       ------------------                      --------------------
                                               Matthew Shocklee

                               INTELLIGROUP, INC.


                      Compensation Letter: Matthew Shocklee
                      -------------------------------------
                                    May 2000

Dear Matt:

      I am pleased to enclose a Second Amendment to Employment Agreement and First Amendment to Change in Control Severance Agreement (the Amendment"). Please review the changes in the Amendment, sign the document where indicated and return it to me.

      In addition, and as previously discussed, the following will outline the changes in your compensation effective January 1, 2000:

      1. Compensation: Your remuneration will be at the annual rate of US $300,000.00 gross per twelve month period. Additionally, you will be eligible for variable incentive compensation in the amount of US $200,000.00 for calendar year 2000 based on a plan to be developed with you and Nagarjun Valluripalli, Co-Chief Executive Officer.

Sincerely,

/s/ Arjun Valluri

Arjun Valluri

Chairman and Co-Chief Executive Officer

I accept the above changes in my compensation as of the date hereof.


/s/ Matthew Shocklee
---------------------------------
Matthew Shocklee